UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 22, 2015

Date of Report (Date of earliest event reported)

KSIX MEDIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52522	98-0550352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10624 S. Eastern Ave., Suite A-910 Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(800) 760-9689

Registrant’s telephone number, including area code

North American Energy Resources, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

KSIX Media Holdings, Inc. (the “Registrant”), a Nevada corporation, pursuant to Regulation S-X, will be filing the required financial statements and pro forma financial statements of its acquisition, KSIX Media, Inc., a Nevada corporation (the “Acquisition”), along with Form 10 like Registration Information, no later than Monday, August 4, 2015. The Registrant’s delay in filing this required information (e.g. within 71 day requirement from date of acquisition) were due to difficulties in the preparation of the acquisition’s financial statements, pro forma financial statements, and the additional Form 10 like Registration Statement information required to be provided as set forth under Regulation S-K.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On or about July 22, 2015, Dr. Allan Rosenthal presented his full resignation as a director of the Registrant effective at 5:00PM on same said such day. The Registrant accepted Dr. Rosenthal’s resignation which stated it was for personal family reasons and that there were no disagreements between himself and the Registrant.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes to Fiscal Year

On or about June 30, 2015, the Board of Directors of the Registrant unanimously approved an amendment to the Registrant’s articles of incorporation changing the name of the Registrant to KSIX Media Holdings, Inc. Pursuant to such unanimous vote of the Registrant’s directors, the Registrant caused to be filed an amendment to its Articles of Incorporation with the Nevada Secretary of State, Corporation Division (NVSOS), changing the Registrant’s name from North American Energy Resources, Inc. to KSIX Media Holdings, Inc. (“KSIX”).

On or about July 17, 2015, the Registrant filed a notice of corporate change with FINRA (e.g. Financial Industry Regulatory Authority) with regards to a name change already filed and accepted by the NVSOS (and notice provide to all shareholders through the filing with the Securities and Exchange Commission of a Preliminary 14C Information Statement, a Definitive 14C Information Statement, and the mail out of the “Information Statement” to shareholders twenty calendar days before the name change was effectuated by the Registrant with the NVSOS as required under federal rules and regulations) and a request for a new ticker symbol. The Registrant anticipates approval of the name change and the issuance of a new ticker symbol (e.g. the Registrant requested the ticker symbol, KSIX) the week of July 27, 2015 to August 1, 2015.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell KSIX Transaction.

Not applicable.

(d) Exhibits.

3.1 Amendment to Articles of Incorporation – Pursuant to Item 601(b)(3) of Regulation S-K, KSIX will file a copy of this exhibit with its next Securities Act of 1933 registration statement or periodic report filed by the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN ENERGY RESOURCES, INC.

DATE: July 28, 2015	By:	/s/ Carter Matzinger
	Name:	Carter Matzinger
	Title:	President and Chief Executive Officer